UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2026

Natural Grocers by Vitamin Cottage, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35608	45-5034161
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3609 South Wadsworth Boulevard
5th Floor
Lakewood, Colorado 80235
(Address of principal executive offices) (Zip Code)

(303) 986-4600
(Registrant’s telephone number, including area code)

12612 West Alameda Parkway
Lakewood, Colorado 80228
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	NGVC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On September 9, 2026, certain stockholders (the “Consenting Stockholders,” as defined below) of Natural Grocers by Vitamin Cottage, Inc. (the “Company”) holding a majority of the voting power of the Company’s outstanding shares of capital stock entitled to vote as of September 9, 2026 (the “Record Date”) acted by written consent in lieu of a meeting of stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Texas by conversion (the “Reincorporation”). The Reincorporation was unanimously approved and recommended by the Company’s Board of Directors prior to the effectiveness of the written consent of the Consenting Stockholders, and the Board of Directors unanimously recommended that the Reincorporation and the corresponding documents be approved and adopted by the Company’s stockholders.

In connection with the Reincorporation, the Company will file with the U.S. Securities and Exchange Commission an information statement on Schedule 14C (the “Schedule 14C”) that will be mailed to all holders of record of the Company’s voting capital stock as of the close of business on the Record Date. Copies of the Plan of Conversion, Texas Certificate of Formation and Texas Bylaws will be filed as appendices to the Schedule 14C.

The Consenting Stockholders are, collectively, certain members of the Isely Family Group who are subject to that certain Stockholders Agreement of the Company, dated June 24, 2012. The “Isely Family Group” is comprised of each of Kemper Isely, Zephyr Isely, Heather Isely, Elizabeth Isely, certain trusts or entities controlled by one or more of them, certain other Isely family members, and certain entities controlled by a trustee but owned by the above-named Iselys and their family members (directly or indirectly through trusts). As of the Record Date, the Consenting Stockholders owned, directly or indirectly, 13,215,255 shares, or approximately 57.3% of the Company’s total outstanding shares of common stock.

In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Company plans to effectuate the Reincorporation no earlier than twenty calendar days after the commencement of mailing of the Schedule 14C to all holders of record of the Company’s voting capital stock as of the close of business on September 9, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Grocers by Vitamin Cottage, Inc.
Dated: September 15, 2026
	By:	/s/ Kemper Isely
	Name:	Kemper Isely
	Title:	Co-President